Significant Transactions	3 Months Ended
Mar. 31, 2014
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]

Note 3.	Significant Transactions
Acquisition of Assets from U.S. Cellular
On November 6, 2012, Sprint Communications entered into a definitive agreement with United States Cellular Corporation (U.S. Cellular) to acquire personal communications services (PCS) spectrum and subscribers in parts of Illinois, Indiana, Michigan, Missouri and Ohio, including the Chicago and St. Louis markets, for $480 million in cash. Sprint Communications agreed, in connection with the acquisition, to reimburse U.S. Cellular for certain network shut-down costs in these markets. These costs are expected to be approximately $160 million on a net present value basis, but in no event will Sprint Communications' reimbursement obligation exceed $200 million on an undiscounted basis. The additional spectrum will be used to supplement Sprint's coverage in these areas. In addition, Sprint Communications and U.S. Cellular entered into transition services agreements for services to be provided by U.S. Cellular during the period after closing and prior to the transfer of the acquired subscribers to Sprint's network. The transaction closed on May 17, 2013. Of the total purchase price, approximately $605 million and $32 million was allocated to spectrum and customer relationships, respectively.
Acquisition of Remaining Interest in Clearwire
On July 9, 2013 (Clearwire Acquisition Date), Sprint Communications completed the Clearwire Acquisition. Immediately prior to the completion of the Clearwire Acquisition, Sprint Communications owned 739,010,818 shares of Clearwire Common Stock representing approximately 50.1% of a non-controlling voting interest of the total issued and outstanding common stock. As a result of the Clearwire Acquisition, each share of common stock of Clearwire, par value $0.0001 per share, other than shares owned by Sprint Communications, was converted into the right to receive $5.00 per share in cash. The cash consideration paid totaled approximately $3.5 billion, net of cash acquired of $198 million. Approximately $125 million of the cash consideration was accrued as "Accrued expenses and other current liabilities" on the consolidated balance sheet for dissenting shares relating to stockholders who exercised their appraisal rights.
Consideration
The fair value of consideration, which is measured at the estimated fair value of each element of consideration transferred as of the Clearwire Acquisition Date, was determined as the sum of (a) cash transferred to Clearwire stockholders, which included $125 million of cash, which was held in escrow for dissenting shares, (b) the estimated fair value of Clearwire shares held by Sprint Communications immediately preceding the acquisition and (c) share-based payment awards (replacement awards) exchanged for awards held by Clearwire employees. The fair value of the consideration transferred was based on the most reliable measure for each element of consideration, which was determined to be the market price of Clearwire common shares as of the Clearwire Acquisition Date for all non-cash consideration.
The estimated fair value of the consideration transferred, based on the market price of Clearwire common shares, as determined using the closing price on the NASDAQ as of the Clearwire Acquisition Date, consisted of the following:

Consideration:
Cash to acquire the remaining equity interests of Clearwire	$3,681
Estimated value of Sprint's previously-held equity interests(1)	3,251
Liability to holders of Clearwire equity awards for services provided in the pre-acquisition period(2)	59
Total purchase price to be allocated	$6,991
 _________________

(1)
Equals the estimated fair value of Sprint Communications' previously-held equity interest in Clearwire valued at $4.40 per share, which represented an approximate 12% discount to Sprint Communications' acquisition price for shares not held by Sprint Communications prior to the Clearwire Acquisition Date. The difference between $4.40 and the per share merger consideration of $5.00 represents an estimate of a control premium, which would not generally be included in the valuation of Sprint Communications' non-controlling interest.

(2)	$47 million of the liability was paid in cash pursuant to the Clearwire Merger Agreement.
Acquisition-related costs (included in selling, general and administrative in the results of operations) for the Clearwire Acquisition totaled approximately $19 million, of which $2 million were recognized in the Predecessor year ended December 31, 2012 and $17 million and $1 million were recognized in the Predecessor 191-day period ended July 10, 2013 and unaudited three-month period ended March 31, 2013, respectively.
Preliminary Purchase Price Allocation
The consideration transferred has been preliminarily allocated to assets acquired and liabilities assumed based on their estimated fair values at the time of the Clearwire Acquisition. The preliminary allocation of consideration transferred was based on management's judgment after evaluating several factors, including a preliminary valuation assessment. Additional analysis, including, but not limited to, the value of intangible assets, and any associated tax impacts, could result in a change in the total amount of goodwill. The preliminary allocation represents management's current best estimate of fair value, but these amounts could change as additional information is obtained and evaluated. Adjustments made since the initial purchase price allocation decreased recorded goodwill by approximately $273 million and are primarily attributable to a reduction of approximately $270 million made to deferred tax liabilities as a result of additional analysis. The remaining adjustments were insignificant.
Of the total acquisition-related costs, the contingent acquisition-related costs paid by, or incurred by, Sprint Communications, approximately $7 million were recorded as an expense in the Predecessor period. The following table summarizes the preliminary purchase price allocation of consideration in the Clearwire Acquisition:

Preliminary Purchase Price Allocation (in millions):
Current assets	$778
Property, plant and equipment	1,245
Identifiable intangibles	12,870
Goodwill	433
Other assets	25
Current liabilities	(1,070)
Long-term debt	(4,288)
Deferred tax liabilities	(2,130)
Other liabilities	(872)
Net assets acquired	$6,991

The excess of the consideration transferred over the estimated fair values of assets acquired and liabilities assumed was recorded as goodwill. Goodwill includes expected synergies from combining the businesses such as cost synergies from reduced network-related expenses through the elimination of redundant assets and enhanced spectrum positions, which are expected to provide greater network coverage. None of the goodwill resulting from the acquisition, which is allocated to the Wireless segment, is deductible for income tax purposes.
Identifiable intangible assets acquired in the Clearwire Acquisition include the following:

	Estimated Fair Value	Weighted Average Useful Life
	(in millions)	(in years)
Indefinite-lived intangible assets:
Federal Communications Commission (FCC) licenses	$11,884	n/a

Intangible assets subject to amortization:
Favorable spectrum and tower leases	986	21
	$12,870

FCC licenses consist of the 2.5 gigahertz (GHz) spectrum acquired. Favorable spectrum and tower leases resulted from the favorable difference between the terms of the Clearwire tower and spectrum leases acquired and the current market terms for those leases at the Clearwire Acquisition Date (see Note 8. Intangible Assets).
Consolidated Statement of Comprehensive Loss for the period from July 10, 2013 to December 31, 2013
The following supplemental information presents the financial results of Clearwire operations included in the Consolidated Statement of Comprehensive Loss for the period from July 10, 2013 through December 31, 2013:

From July 10, 2013 through December 31, 2013
(in millions)
Total revenues	$340
Net loss	$(1,017)

SoftBank Transaction
As discussed above, the SoftBank Merger was completed on July 10, 2013 (SoftBank Merger Date). Sprint Communications, Inc. stockholders received consideration in a combination of both cash and stock, subject to proration. Cash consideration paid in the SoftBank Merger was $14.1 billion, net of cash acquired of $2.5 billion and the estimated fair value of the 22% interest in Sprint Corporation issued to the then existing stockholders of Sprint Communications, Inc. SoftBank provided an equity contribution of $1.9 billion to Sprint at the close of the SoftBank Merger, which was not distributed to the then existing stockholders and is intended to be used for general corporate purposes.
In addition, pursuant to the Bond Agreement, on October 15, 2012, Sprint Communications, Inc. issued a Bond to Starburst II with a principal amount of $3.1 billion, interest rate of 1%, and maturity date of October 15, 2019, which was converted into 590,476,190 shares of Sprint Communications, Inc. common stock at $5.25 per share immediately prior to the close of the SoftBank Merger. As a result of the completion of the SoftBank Merger and subsequent open market stock purchases, SoftBank owns approximately 80% of the outstanding voting common stock of Sprint Corporation and other Sprint stockholders own the remaining approximately 20% as of March 31, 2014, which consisted of common shares issued pursuant to the Merger Agreement.
Consideration Transferred
The fair value of consideration transferred, which is measured at the estimated fair value of each element of consideration transferred as of the SoftBank Merger Date, was determined as the sum of (a) cash transferred to Sprint Communications stockholders, (b) the number of shares of Sprint issued to Sprint Communications stockholders and (c) share-based payment awards (replacement awards) exchanged for awards held by Sprint employees. The fair value of the consideration transferred was based on the most reliable measure for each element of consideration, which was determined to be the market price of Sprint common shares as of July 11, 2013 for all non-cash consideration.
The estimated fair value of the consideration transferred, based on the market price of Sprint common stock, as determined using the closing price of Sprint common stock on the New York Stock Exchange as of July 11, 2013, and the investments by SoftBank consisted of the following:

Consideration transferred and investments by SoftBank (in millions):
Cash consideration paid to Sprint Communications stockholders	$16,640
Issuance of Sprint Corporation common stock to former Sprint Communications stockholders	5,344
Estimated value of Sprint Corporation equity awards issued to holders of Sprint Communications equity awards for service provided in the pre-combination period	193
Total purchase price to be allocated	22,177
Convertible Bond	3,100
Additional capital contribution made by SoftBank	1,900
Total consideration transferred and investments by SoftBank	$27,177

The fair value of the investments by SoftBank was determined based on the cash transferred, including $3.1 billion to purchase the Bond and $1.9 billion at the close of the SoftBank Merger. Merger-related costs (included in selling, general and administrative in the results of operations) for the SoftBank Merger totaled approximately $129 million, of which $32 million were recognized in the Predecessor year ended December 31, 2012 and $97 million ($9 million for the unaudited three-month Successor period ended March 31, 2013) were recognized in the Successor year ended December 31, 2013.
Preliminary Purchase Price Allocation
The consideration transferred has been preliminarily allocated to assets acquired and liabilities assumed based on their estimated fair values as of the SoftBank Merger Date, inclusive of the Clearwire Acquisition described above. The preliminary allocation of consideration transferred was based on management's judgment after evaluating several factors, including a preliminary valuation assessment. Additional analysis, including, but not limited to, the value of intangible assets, and any associated tax impacts, could result in a change in the total amount of goodwill. The preliminary allocation represents management's current best estimate of fair value, but these amounts could change as additional information is obtained and evaluated. In addition, because approximately $46 million of certain merger-related fees of Sprint Communications, the acquiree, were contingent upon the closing of the SoftBank Merger, these fees were not recorded as an expense subsequent to the close of the transaction. However, these fees are reflected in the preliminary purchase price allocation. Of the total acquisition-related costs, approximately $73 million of contingent merger-related costs paid by, or incurred by SoftBank on behalf of, the accounting acquirer, formerly Starburst II, were recorded as an expense in the Successor year ended December 31, 2013. Adjustments made since the initial purchase price allocation decreased recorded goodwill by approximately $436 million. Indefinite-lived intangible assets increased by approximately $254 million due to additional analysis performed by management during the fourth quarter of 2013 related to the value assigned to certain FCC licenses. Deferred tax liabilities decreased approximately $135 million primarily due to adjustments related to FCC licenses. The remaining adjustments were insignificant.
The following table summarizes the preliminary purchase price allocation of consideration transferred:

Preliminary Purchase Price Allocation (in millions):
Current assets	$8,475
Investments	133
Property, plant and equipment	14,558
Identifiable intangibles	50,626
Goodwill	6,383
Other assets	227
Current liabilities	(10,636)
Long-term debt	(29,481)
Deferred tax liabilities	(14,122)
Other liabilities	(3,986)
Net assets acquired, prior to conversion of the Bond	22,177
Conversion of Bond	3,100
Net assets acquired, after conversion of the Bond	$25,277

The excess of the consideration transferred over the estimated fair values of assets acquired and liabilities assumed was recorded as goodwill. Goodwill includes expected synergies such as cost synergies related to scaled purchasing and other additional cost savings. Goodwill resulting from the SoftBank Merger is allocated to the Wireless segment, substantially all of which is not expected to be deductible for income tax purposes. Gross contractual receivables acquired and included within current assets above totaled approximately $3.4 billion for which the estimated fair value is $3.2 billion. The difference is the estimated amount of Sprint Communication's allowance for doubtful accounts at the SoftBank Merger Date.
Identifiable intangible assets acquired in the SoftBank Merger include the following:

	Estimated Fair Value	Weighted Average Useful Life
	(in millions)
Indefinite-lived intangible assets:
FCC licenses	$35,723	n/a
Trademarks	5,935	n/a
Intangible assets subject to amortization:
Customer relationships	6,923	8
Other definite-lived intangible assets
Favorable spectrum leases	884	23
Favorable tower leases	589	6
Trademarks	520	34
Other	52	10
	$50,626

Indefinite-lived intangible assets consist of 1.9 GHz, 800 megahertz (MHz), 900 MHz, and 2.5 GHz FCC licenses as well as the Sprint and Boost Mobile trademarks. Intangible assets subject to amortization consist of customer relationships, favorable spectrum and tower leases resulting from the favorable difference between the terms of the tower and spectrum leases acquired and the current market terms for those leases at the SoftBank Merger date, and the Virgin Mobile trade name (see Note 8. Intangible Assets).
Pro Forma Financial Information
The following unaudited pro forma consolidated results of operations assume that the SoftBank Merger and Clearwire Acquisition were completed as of January 1, 2012 for 2013 and 2012, respectively.

	Years Ended December 31,
	2013	2012
	(in millions)
Net operating revenues	$35,953	$35,918
Net loss	$(4,290)	$(5,141)
Basic loss per common share	$(1.12)	$(1.35)

The unaudited pro forma financial information was prepared to illustrate the pro forma effect of the combination of Sprint, Sprint Communications and Clearwire using the consideration transferred as of each acquisition date as though the acquisition date for each transaction occurred on January 1, 2012. The preparation of the pro forma financial information also assumed a preliminary purchase price allocation of the consideration transferred among the assets acquired and liabilities assumed for each acquiree. The pro forma financial information adjusts the actual combined results for items that are recurring in nature and directly attributable to the Clearwire Acquisition and SoftBank Merger. The pro forma net loss provided excludes certain non-recurring items such as Sprint's gain on its previously held interest in Clearwire and transaction costs associated with the Clearwire Acquisition and SoftBank Merger. As a result, the pro forma financial information presented above excludes a net gain of $1.4 billion (See Note 5. Investments) and acquisition related costs of approximately $169 million.
This pro forma financial information has been prepared based on estimates and assumptions, which management believes are reasonable, and is not necessarily indicative of the consolidated financial position or results of operations that Sprint would have achieved had the Clearwire Acquisition and/or the SoftBank Merger actually occurred at January 1, 2012 or at any other historical date, nor is it reflective of our expected actual financial positions or results of operations for any future period.